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                                                                 EXHIBIT 10.48.1

Schedule of Stock Option Agreements in the Form of Exhibit 10.48, Including Material Detail in Which Such Documents Differ From Exhibit 10.48

1. Stock Option Agreement, dated as of November 15, 2002, between Ladenburg Thalmann Financial Services Inc. and Bennett S. LeBow.

2 Stock Option Agreement, dated as of November 15, 2002, between Ladenburg Thalmann Financial Services Inc. and Howard M. Lorber.

3. Stock Option Agreement, dated as of November 15, 2002, between Ladenburg Thalmann Financial Services Inc. and Henry C. Beinstein.

4. Stock Option Agreement, dated as of November 15, 2002, between Ladenburg Thalmann Financial Services Inc. and Robert J. Eide.

5. Stock Option Agreement, dated as of November 15, 2002, between Ladenburg Thalmann Financial Services Inc. and Richard J. Lampen.


         The form of the documents listed above does not differ in material detail from the form of exhibit 10.48 except with respect to the identity of the director.